Filed Pursuant to Rule 497(c)
Registration File No.: 2-77068

Prospectus

      Investment Managers

Merrill Lynch Focus Value Fund, Inc.

November 29, 2001

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

PAGE
[GRAPHIC OMITTED] KEY FACTS
Merrill Lynch Focus Value Fund at a Glance	3
Risk/Return Bar Chart	5
Fees and Expenses	6

[GRAPHIC OMITTED] DETAILS ABOUT THE FUND
How the Fund Invests	8
Investment Risks	9

[GRAPHIC OMITTED] YOUR ACCOUNT
Merrill Lynch Select PricingSM System	14
How to Buy, Sell, Transfer and Exchange Shares	20
Participation in Fee-Based Programs	25

[GRAPHIC OMITTED] MANAGEMENT OF THE FUND
Fund Asset Management	28
Financial Highlights	29

[GRAPHIC OMITTED] FOR MORE INFORMATION
Shareholder Reports	Back Cover
Statement of Additional Information	Back Cover

MERRILL LYNCH FOCUS VALUE FUND, INC.

Key Facts [GRAPHIC OMITTED]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined highlighted terms in this prospectus in the sidebar.

Equity Securities — common stock or securities whose price is linked to the value of common stock.

Debt Securities — securities representing the issuer's obligation to repay principal and to pay interest at a specified rate.

Current Income — income from interest or dividends.

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

MERRILL LYNCH FOCUS VALUE FUND AT A GLANCE

What is the Fund's investment objective?

The Fund's investment objective is to seek long term growth of capital.

What are the Fund's main investment strategies?

The Fund tries to achieve its objective by investing primarily in a portfolio of equity securities of issuers that the Fund's investment adviser believes are undervalued relative to its assessment of the current or prospective condition of the issuer or relative to prevailing market ratios, including issuers that are experiencing poor operating conditions. The Fund may invest in securities that are selling at a substantial discount to their intrinsic value, as measured by such factors as price-to-book ratio, price-to-earnings ratio and cash flow.

The Fund also may invest in debt securities of any maturity and quality of issuers whose prices are undervalued for a variety of financial or other reasons. Current income is not necessarily a factor in the selection of investments.

We cannot guarantee that the Fund will achieve its objective.

What are the Fund's main risks?

As with any mutual fund, the value of the Fund's investments — and therefore the value of the Fund's shares — may fluctuate. These changes may occur because a particular stock market in which the Fund invests is rising or falling. Also, Fund management may select securities which underperform the stock market, the relevant indices or other funds with similar investment objectives and investment strategies. Investment in securities of issuers in weak financial condition involves a high degree of risk of loss. Changes in the value of Fund shares may also occur because prices of the debt securities held by the Fund generally decrease when interest rates increase. The price of the debt securities may also change because of credit risk, which is the risk that the issuer will be unable to pay the interest or principal when due. For certain debt securities, there may be the risk that the issuer may default on its obligation. Securities issued by issuers experiencing poor operating conditions may be volatile and subject to liquidity and credit risk. If the value of the Fund's investments goes down, you may lose money.

MERRILL LYNCH FOCUS VALUE FUND, INC.	3

Key Facts [GRAPHIC OMITTED]

Who should invest?

The Fund may be an appropriate investment for you if you:

  Are investing with long term goals, such as retirement or funding a child's education
  Want a professionally managed and diversified portfolio
  Are willing to accept the risk that the value of your investment may decline in order to seek long-term growth of capital
  Are not looking for current income, liquidity or short term profits
  Are willing to accept the risk of a loss of principal
MERRILL LYNCH FOCUS VALUE FUND, INC.	4

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance for Class B shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund's shares for the periods shown with those of the Standard & Poor's Composite 500 Index (S&P 500 Index®). The Fund recently changed its investment objective from seeking long term growth of capital by investing in a diversified portfolio of equity and fixed income securities, including municipal securities, of issuers in a weakened financial condition or experiencing poor operating results that, in the opinion of Fund management, are undervalued relative to its assessment of the current or prospective condition of the issuer, to seeking long term growth of capital. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

During the ten-year period shown in the bar chart, the highest return for a quarter was 32.75% (quarter ended March 31, 1991) and the lowest return for a quarter was -19.07% (quarter ended September 30, 1998). The Fund's year-to-date return as of September 30, 2001 was -11.63%.

Average Annual Total Returns (as of December 31, 2000)	Past One Year	Past Five Years	Past Ten Years/ Since Inception

Merrill Lynch Focus Value Fund#* — Class A	-7.63%	14.84%	17.74%
S&P 500 Index**	-9.10%	18.33%	17.46%

Merrill Lynch Focus Value Fund#* — Class B	-6.54%	14.90%	17.18%
S&P 500 Index**	-9.10%	18.33%	17.46%

Merrill Lynch Focus Value Fund#* — Class C	-4.31%	14.89%	13.89%†
S&P 500 Index**	-9.10%	18.33%	20.27%††

Merrill Lynch Focus Value Fund#* — Class D	-7.85%	14.55%	13.79%†
S&P 500 Index**	-9.10%	18.33%	20.27%††

#	The Fund previously was known as the Merrill Lynch Phoenix Fund, Inc.
*	Includes sales charge.
**	The S&P 500® is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Past performance is not predictive of future performance.
†	Inception date is October 21, 1994.
††	Since October 31, 1994.
MERRILL LYNCH FOCUS VALUE FUND, INC.	5

Key Facts [GRAPHIC OMITTED]

FEES AND EXPENSES

UNDERSTANDING EXPENSES
Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses which the Fund may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these include sales charges which you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Investment Adviser for managing the Fund.

Distribution Fees — fees used to support the Fund's marketing and distribution efforts, such as compensating Financial Advisors and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Advisor or other financial intermediary can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment)(a):	Class A	Class B (b)	Class C	Class D

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.25%(c)	None	None	5.25%(c)

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None(d)	4.0%(c)	1.0%(c)	None(d)

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None	None	None	None

Redemption Fee	None	None	None	None

Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fee(e)	1.00%	1.00%	1.00%	1.00%

Distribution and/or Service (12b-1) Fees(f)	None	1.00%	1.00%	0.25%

Other Expenses (including transfer agency fees)(g)	0.24%	0.26%	0.27%	0.24%
Total Annual Fund Operating Expenses	1.24%	2.26%	2.27%	1.49%
Less Contractual Fee Waiver(e)	-0.15%	-0.15%	-0.15%	-0.15%

Total Annual Fund Operating Expenses Less Contractual Fee Waiver (e)	1.09%	2.11%	2.12%	1.34%

(a)	In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or sells shares through a Merrill Lynch Financial Advisor. Other selected dealers or financial intermediaries may also impose a processing fee. See "Your Account — How to Buy, Sell, Transfer and Exchange Shares."
(b)	Class B shares automatically convert to Class D shares about eight years after you buy them and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in the sales charge (load).
(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e)	As of October 10, 2001, the Investment Adviser has contractually agreed to waive 0.15% of its fee resulting in an annual fee equal to 0.85% of the average daily net assets of the Fund. For the fiscal year ended July 31, 2001 and for the period prior to October 10, 2001, the Investment Adviser received a fee equal to 1.00%. The contractual waiver has a one-year term and is renewable.
MERRILL LYNCH FOCUS VALUE FUND, INC.	6

(f)	The Fund calls the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.
(g)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser or its affiliates for such services.

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years†	5 Years†	10 Years†

Class A	$630	$884	$1,157	$1,934

Class B	$614	$992	$1,396	$2,395*

Class C	$315	$695	$1,201	$2,594

Class D	$654	$957	$1,282	$2,199

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years†	5 Years†	10 Years†

Class A	$630	$884	$1,157	$1,934

Class B	$214	$692	$1,196	$2,395*

Class C	$215	$695	$1,201	$2,594

Class D	$654	$957	$1,282	$2,199

*	Assumes conversion to Class D shares approximately eight years after purchase. See note (b) to the Fees and Expenses table above.
†	These expenses do not reflect the continuation of the contractual waiver of 0.15% of the 1.00% management fee by the Investment Adviser beyond the first year. As stated above, this arrangement has a one-year term and is renewable.
MERRILL LYNCH FOCUS VALUE FUND, INC.	7

Details About the Fund [GRAPHIC OMITTED]

ABOUT THE PORTFOLIO MANAGERS
Robert J. Martorelli is a Senior Vice President and Portfolio Manager of the Fund. He has been a First Vice President of Merrill Lynch Investment Managers since 1997, a Vice President thereof from 1987 to 1997 and a Portfolio Manager thereof since 1987.

Kevin M. Rendino is a Senior Vice President and Co-Portfolio Manager of the Fund. He has been a First Vice President of Merrill Lynch Investment Managers since 1997 and a Vice President thereof from 1993 to 1997.

HOW THE FUND INVESTS

The Fund's investment objective is long term growth of capital. The Fund tries to achieve its goal by investing primarily in a diversified portfolio consisting of equity securities that the Fund's investment adviser believes are undervalued relative to its assessment of the current or prospective condition of the issuer. The Fund may invest in securities that are selling at a substantial discount to their intrinsic value, as measured by such factors as price-to-book ratio, price-to-earnings ratio and cash flow. The Fund may also invest in securities that are undervalued relative to prevailing market ratios. The Fund may invest in securities of companies or institutions that are experiencing poor operating conditions. Some of the characteristics of companies in which the Fund invests may include:

  depressed earnings
  special competition
  product obsolescence
  relatively low price-to-earnings and price-to-book ratios
  stock out of favor

The Fund may invest in debt securities of any maturity. The Fund has established no rating criteria for the fixed income securities in which it invests and the fixed income securities in which it invests may not be rated at all for creditworthiness.

Although not principal strategies, the Fund may also use the following investment strategies.

The Fund may invest in high yield debt securities that are rated below investment grade, commonly called "junk bonds."

The Fund may invest in junk bonds rated Caa or lower by Moody's Investors Service, Inc. or CCC or lower by Standard & Poor's. Although junk bonds generally have a higher yield than debt securities with higher credit ratings, they are high risk investments that may not pay interest or return principal as scheduled. Junk bonds are generally less liquid and experience more price volatility than higher rated fixed income securities. As a matter of operating policy, the Fund does not intend to invest in excess of 10% of the total asset value of the Fund at time of purchase in junk bonds.

The Fund will not invest more than 10% of its total assets at the time of purchase in the equity and fixed income securities of foreign issuers. The Fund may

MERRILL LYNCH FOCUS VALUE FUND, INC.	8

Details About the Fund [GRAPHIC OMITTED]

ABOUT THE INVESTMENT ADVISER
The Fund is managed by Fund Asset Management.

Investment Grade — any of the four highest debt obligation ratings by the major rating agencies including Moody's Investors Service, Inc. and Standard & Poor's.

Junk Bonds — debt securities that are rated below investment grade by the major rating agencies, including Moody's Investors Service, Inc. and Standard & Poor's, or unrated securities of comparable quality.

Illiquid Securities — securities that cannot be resold within seven days under normal circumstances at prices approximating carrying value or that have contractual or legal restrictions on resale.

also invest in debt securities issued or guaranteed by foreign government entities, commonly known as "sovereign debt securities."

The Fund will normally invest a portion of its investments in short term debt securities and cash or cash equivalents (including repurchase agreements) when Fund management is unable to find attractive equity or long term debt securities or when Fund management believes it is advisable to reduce exposure to these markets temporarily. Investment in these securities may also be used to meet redemptions. Short term investments may limit the potential for an increase in the value of your shares or for the Fund to achieve its investment objective.

The Fund may invest up to 10% of its net assets in illiquid securities. These securities, which cannot easily be resold, may include securities for which there is no readily available market. Other possibly illiquid securities in which the Fund may invest are securities that have contractual or legal restrictions on resale, known as "restricted securities," including Rule 144A securities that can be resold to qualified institutional buyers but not to the general public.

The Fund may borrow amounts up to 20% of its total assets, taken at market value, only from banks as a temporary measure for extraordinary or emergency purposes such as the settlement of a trade or the redemption of Fund shares.

The Fund may write (i.e., sell) covered call options not exceeding 10% of its total assets, taken at market value. The Fund may also enter into closing transactions with respect to these options. A call option is considered covered when the Fund as writer of the option owns the underlying securities.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Fund. As with any fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

MERRILL LYNCH FOCUS VALUE FUND, INC.	9

The Fund's principal risks include:

Market and Selection Risk — Market risk is the risk that the stock market in one or more countries in which the Fund invests will go down in value, including the possibility that one or more stock markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the stock markets, the relevant indices or other funds with similar investment objectives and investment strategies.

Risks of Securities of Issuers with Financial and Economic Problems — Investment in securities of issuers in weak financial condition or experiencing poor operating results involves a high degree of risk of substantial and, at times, even total loss. It may be difficult to obtain information and research about such issuers. These securities may not be widely traded. The market prices of such securities are subject to abrupt and rapid market movements and above average price volatility. The spread between bid and ask prices may be greater than normally expected. It may take a number of years for the prices of these securities to reflect their intrinsic value.

Debt Securities — Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than market price of shorter term securities.

The Fund also may be subject, to a lesser extent, to the following general risks and risks associated with the following investment strategies:

Foreign Market Risks — The Fund may invest in companies located in countries other than the United States. This may expose the Fund to risks associated with foreign investments.

  The value of holdings traded outside the United States (and any hedging transactions in foreign currencies) will be affected by changes in currency exchange rates
  The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions
MERRILL LYNCH FOCUS VALUE FUND, INC.	10

Details About the Fund [GRAPHIC OMITTED]

  These holdings may be adversely affected by foreign government action
  International trade barriers or economic sanctions against certain non-U.S. countries may adversely affect these holdings

European Economic and Monetary Union (EMU) — Certain European countries have entered into the EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU established a single European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) have been redenominated in euros and are traded and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected if the transition to the euro, or EMU as a whole, does not proceed as planned or if a participating country withdraws from EMU.

Borrowing and Leverage — The Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of the Fund shares and in the return on the Fund's portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund's return.

Securities Lending — The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Fund.

Writing Covered Call Options — The Fund may write, i.e., sell, covered call options on its portfolio securities and enter into closing purchase transactions with respect to certain of such options. In return for the premium income realized from the sale of covered call options, the Fund will give up the opportunity to profit from a price increase in the underlying security above the option exercise price and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction. If an

MERRILL LYNCH FOCUS VALUE FUND, INC.	11

option expires unexercised, the Fund will realize a gain in the amount of the premium. This gain, of course, may be offset by a decline in the market price of the underlying security during the option period. Additionally, the cost of a closing purchase transaction may be greater than the premium received on the original option, in which case the Fund will have incurred a loss in the transaction. Further, there is no assurance that a secondary market will exist for any particular option. The Fund may not write options on underlying securities exceeding 10% of its total assets, taken at market value.

Junk Bonds — Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities. The Fund does not intend to invest in excess of 10% of its total assets in junk bonds.

Call and Redemption Risk — A bond's issuer may call a bond for redemption before it matures. If this happens to a bond the Fund holds, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.

Sovereign Debt — The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Illiquid Securities — The Fund may invest up to 10% of its net assets in securities that it cannot easily sell within seven days at current value or that have

MERRILL LYNCH FOCUS VALUE FUND, INC.	12

Details About the Fund [GRAPHIC OMITTED]

contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities — Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the securities.

Rule 144A Securities — The Fund may invest in Rule 144A securities without limitation. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

MERRILL LYNCH FOCUS VALUE FUND, INC.	13

Your Account [GRAPHIC OMITTED]

MERRILL LYNCH SELECT PRICINGSM SYSTEM

The Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Advisor or other financial intermediary can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or Class D shares, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge reduction or waiver.

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to selected securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

If you select Class B or Class C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Class B or Class C shares.

The Fund's shares are distributed by FAM Distributors, Inc., an affiliate of Merrill Lynch.

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Your Account [GRAPHIC OMITTED]

The table below summarizes key features of the Merrill Lynch Select PricingSM System.

	Class A	Class B	Class C	Class D

Availability	Limited to certain investors including:
• Current Class A shareholders
• Certain Retirement Plans
• Participants in certain Merrill Lynch sponsored programs
	• Certain affiliates of Merrill Lynch, selected securities dealers and other financial intermediaries.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	Yes. Payable at time of purchase. Lower sales charges available for larger investments.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.	No. (May be charged for purchases over $1 million that are redeemed within one year.)

Account Maintenance and Distribution Fees?	No.	0.25% Account Maintenance Fee 0.75% Distribution Fee.	0.25% Account Maintenance Fee 0.75% Distribution Fee.	0.25% Account Maintenance Fee. No Distribution Fee.

Conversion to Class D shares?	No.	Yes, automatically after approximately eight years.	No.	N/A.
MERRILL LYNCH FOCUS VALUE FUND, INC.	15

Class A and Class D Shares — Initial Sales Charge Options

Right of Accumulation — permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select PricingSM options.

Letter of Intent — permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select PricingSM System funds that you agree to buy within a 13-month period. Certain restrictions apply.

If you select Class A or Class D shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	As a % of Offering Price	As a % of Your Investment*	Dealer Compensation as a % of Offering Price

Less than $25,000	5.25%	5.54%	5.00%

$25,000 but less than $50,000	4.75%	4.99%	4.50%

$50,000 but less than $100,000	4.00%	4.17%	3.75%

$100,000 but less than $250,000	3.00%	3.09%	2.75%

$250,000 but less than $1,000,000	2.00%	2.04%	1.80%

$1,000,000 and over**	0.00%	0.00%	0.00%
*	Rounded to the nearest one-hundredth percent.
**	If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own funds. If you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer-sponsored retirement or savings plans.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:

  Purchases under a Right of Accumulation or Letter of Intent
  Merrill Lynch BlueprintSM Program participants
  TMASM Managed Trusts
  Certain Merrill Lynch investment or central asset accounts
  Certain employer-sponsored retirement or savings plans
  Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances
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Your Account [GRAPHIC OMITTED]

  Certain investors, including directors or trustees of Merrill Lynch mutual funds and Merrill Lynch employees
  Certain fee-based programs of Merrill Lynch and other financial intermediaries that have agreements with the Distributor or its affiliates

Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Advisor or other financial intermediary can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to a 0.25% account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary or contact the Fund's Transfer Agent at 1-800-MER-FUND.

Class B and Class C Shares — Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years after purchase or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary who assists you in purchasing Fund shares.

MERRILL LYNCH FOCUS VALUE FUND, INC.	17

Class B Shares

If you redeem Class B shares within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Years Since Purchase	Sales Charge*

0 - 1	4.00%

1 - 2	4.00%

2 - 3	3.00%

3 - 4	3.00%

4 - 5	2.00%

5 - 6	1.00%

6 and thereafter	0.00%
*	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. For shares acquired before June 1, 2001, the four-year deferred sales charge schedule in effect at that time will apply. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

  Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old
  Redemption by certain eligible 401(a) and 401(k) plans, certain related accounts, group plans participating in the Merrill Lynch BlueprintSM Program and certain retirement plan rollovers
  Redemption in connection with participation in certain fee-based programs of Merrill Lynch or other financial intermediaries that have agreements with the Distributor or its affiliates or in connection with involuntary termination of an account in which Fund shares are held
  Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate
MERRILL LYNCH FOCUS VALUE FUND, INC.	18

Your Account [GRAPHIC OMITTED]

  Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established

Your Class B shares convert automatically into Class D shares approximately eight years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for federal income tax purposes.

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund's eight year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund's conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

MERRILL LYNCH FOCUS VALUE FUND, INC.	19

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch, selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying, selling, transferring or exchanging shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Advisor or other financial intermediary may help you with this decision.

Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

MERRILL LYNCH FOCUS VALUE FUND, INC.	20

Your Account [GRAPHIC OMITTED]

If You Want to	Your Choices	Information Important for You to Know

Buy Shares	First, select the share class appropriate for you	Refer to the Merrill Lynch Select PricingSM table on page 15. Be sure to read this Prospectus carefully.

	Next, determine the amount of your investment	The minimum initial investment for the Fund is $1,000 for all accounts except: • $250 for certain Merrill Lynch fee-based programs • $100 for retirement plans
(The minimums for initial investments may be waived under certain circumstances.)

Have your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary submit your purchase order	The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders received after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries, including Merrill Lynch, may charge a processing fee to confirm a purchase. Merrill Lynch currently charges a fee of $5.35. Other financial intermediaries may also impose a processing fee.

	Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent at 1-800-MER-FUND and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is generally $50 except that retirement plans have a minimum additional purchase of $1 and certain programs, such as automatic investment plans, may have higher minimums.

(The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.

	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through certain Merrill Lynch investment or central asset accounts.

MERRILL LYNCH FOCUS VALUE FUND, INC.	21

If You Want to	Your Choices	Information Important for You to Know

Transfer Shares to Another Selected Securities Dealer or Other Financial Intermediary	Transfer to a participating selected securities dealer or other financial intermediary	You may transfer your Fund shares only to another securities dealer or other financial intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares, paying any applicable deferred sales charge.

Sell Your Shares	Have your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary submit your sales order	The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer or other financial intermediary prior to that day's close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Securities dealers or other financial intermediaries, including Merrill Lynch, may charge a fee to process a redemption of shares. Merrill Lynch currently charges a fee of $5.35. No processing fee is charged if you redeem shares directly through the Transfer Agent.

The Fund may reject an order to sell shares under certain circumstances.

MERRILL LYNCH FOCUS VALUE FUND, INC.	22

Your Account [GRAPHIC OMITTED]

If You Want to	Your Choices	Information Important for You to Know

Sell Your Shares (continued)	Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this Prospectus. All shareholders on the account must sign the letter. A signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange and registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected a payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

You may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met. Contact the Transfer Agent at 1-800-MER-FUND for details.

Sell Shares Systematically	Participate in the Fund's Systematic Withdrawal Plan	You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your bank account on a monthly or quarterly basis. If you hold your Fund shares in a Merrill Lynch CMA®, CBA® or Retirement Account you can arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method you must have dividends automatically reinvested. For Class B and C shares your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales charge is waived for systematic redemptions. Ask your Merrill Lynch Financial Advisor or other financial intermediary for details.

MERRILL LYNCH FOCUS VALUE FUND, INC.	23

If You Want to	Your Choices	Information Important for You to Know

Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read that fund's prospectus	You can exchange your shares of the Fund for shares of many other Merrill Lynch mutual funds. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund. Each class of Fund shares is generally exchangeable for shares of the same class of another fund. If you own Class A shares and wish to exchange into a fund in which you have no Class A shares (and are not eligible to buy Class A shares), you will exchange into Class D shares.

Some of the Merrill Lynch mutual funds impose a different initial or deferred sales charge schedule. If you exchange Class A or Class D shares for shares of a fund with a higher initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you exchange Class B shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will generally apply. The time you hold Class B or Class C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Class A or Class D shares for money market fund shares, you will receive Class A shares of Summit Cash Reserves Fund. Class B or Class C shares of the Fund will be exchanged for Class B shares of Summit.

To exercise the exchange privilege contact your Merrill Lynch Financial Advisor or other financial intermediary or call the Transfer Agent at 1-800-MER-FUND.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

Short term or excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in Fund management's opinion, have a pattern of short term or excessive trading or whose trading has been or may be disruptive to the Fund. For these purposes, Fund management may consider an investor's trading history in the Fund or other Merrill Lynch funds, and accounts under common ownership or control.

MERRILL LYNCH FOCUS VALUE FUND, INC.	24

Your Account [GRAPHIC OMITTED]

HOW SHARES ARE PRICED

Net Asset Value — the market value of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, as of the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. If events that materially affect the value of securities traded in other markets occur between the close of those markets and the close of business on the New York Stock Exchange, the Fund's Board of Directors will value those securities at their fair value. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem Fund shares.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

PARTICIPATION IN FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by Merrill Lynch or other financial intermediaries, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

MERRILL LYNCH FOCUS VALUE FUND, INC.	25

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary.

DIVIDENDS AND TAXES

The Fund will distribute at least annually any net investment income and any net realized capital gains. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If you would like to receive dividends in cash, contact your Merrill Lynch Financial Advisor, selected securities dealer, other financial intermediary or the Transfer Agent. Although this cannot be predicted with any certainty, the Fund anticipates that the majority of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates depending, in part, on how long the Fund has held the assets sold.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Capital gains are generally taxed at different rates than ordinary income dividends.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include

MERRILL LYNCH FOCUS VALUE FUND, INC.	26

Your Account [GRAPHIC OMITTED]

distributions of net short term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

"BUYING A DIVIDEND"
Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

MERRILL LYNCH FOCUS VALUE FUND, INC.	27

Management of the Fund [GRAPHIC OMITTED]

FUND ASSET MANAGEMENT

Fund Asset Management, the Fund's Investment Adviser, manages the Fund's investments and its business operations under the overall supervision of the Fund's Board of Directors. The Investment Adviser has the responsibility for making all investment decisions for the Fund. The Investment Adviser has a sub-advisory agreement with Merrill Lynch Asset Management U.K., Limited, an affiliate, under which the Investment Adviser may pay a fee for services it receives. As of October 10, 2001, the Investment Adviser has contractually agreed to waive 0.15% of its fee resulting in an annual fee equal to 0.85% of the average daily net assets of the Fund. For the fiscal year ended July 31, 2001, and for the period prior to October 10, 2001, the Investment Adviser received a fee equal to 1.00% of the Fund's average daily net assets.

Fund Asset Management was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Merrill Lynch Asset Management U.K. Limited was organized as an investment adviser in 1986 and acts as sub-adviser to more than 50 registered investment companies. Fund Asset Management and its affiliates had approximately $518 billion in investment company and other portfolio assets under management as of October 2001.

MERRILL LYNCH FOCUS VALUE FUND, INC.	28

Management of Fund [GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report which is available upon request.

	Class A					Class B
	For the Year Ended July 31,					For the Year Ended July 31,

Increase (Decrease) in Net Asset Value:	2001	2000	1999	1998	1997	2001	2000	1999	1998	1997

Per Share Operating Performance:

Net asset value, beginning of year	$13.89	$13.71	$13.49	$15.32	$13.37	$13.23	$13.06	$12.93	$14.82	$12.99

Investment income — net†	.09	.12	.13	.12	.10	(.03)	(.02)	.01	(.03)	(.03)

Realized and unrealized gain on investments and foreign currency transactions — net	.93	1.55	2.11	1.33	3.46	.89	1.47	2.02	1.28	3.35

Total from investment operations	1.02	1.67	2.24	1.45	3.56	.86	1.45	2.03	1.25	3.32

Less dividends and distributions:
Investment income — net	(.06)	(.18)	(.13)	(.11)	(.06)	(.01)	—††	(.01)	(.01)	—
In excess of investment income — net	(.05)	(.01)	—	—	—	(.01)	—††	—	—	—
Realized gain on investments — net	(2.76)	(1.30)	(1.89)	(3.17)	(1.55)	(2.71)	(1.28)††	(1.89)	(3.13)	(1.49)
Total dividends and distributions	(2.87)	(1.49)	(2.02)	(3.28)	(1.61)	(2.73)	(1.28)	(1.90)	(3.14)	(1.49)

Net asset value, end of year	$12.04	$13.89	$13.71	$13.49	$15.32	$11.36	$13.23	$13.06	$12.93	$14.82

Total Investment Return:*

Based on net asset value per share	8.00%	13.03%	24.15%	10.98%	29.78%	6.91%	11.85%	22.97%	9.84%	28.48%

Ratios to Average Net Assets:

Expenses	1.24%	1.21%	1.27%	1.24%	1.26%	2.26%	2.23%	2.30%	2.26%	2.29%

Investment income — net	.74%	.87%	1.11%	.83%	.77%	(.27%)	(.12%)	.08%	(.18%)	(.26%)

Supplemental Data:

Net assets, end of year (in thousands)	$192,820	$223,134	$245,712	$283,005	$301,936	$132,202	$165,524	$199,132	$286,396	$337,022

Portfolio turnover	112.13%	95.11%	80.60%	81.20%	81.46%	112.13%	95.11%	80.60%	81.20%	81.46%

*	Total investment returns exclude the effects of sales charges.
†	Based on average shares outstanding.
††	Amount is less than $.01 per share.
MERRILL LYNCH FOCUS VALUE FUND, INC.	29

Financial Highlights (concluded)

	Class C					Class D
	For the Year Ended July 31,					For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:	2001	2000	1999	1998	1997	2001	2000	1999	1998	1997

Per Share Operating Performance:

Net asset value, beginning of year	$13.07	$12.94	$12.83	$14.72	$12.92	$13.86	$13.67	$13.45	$15.29	$13.35

Investment income (loss) — net†	(.04)	(.03)	.01	(.03)	(.04)	.05	.08	.10	.08	.07

Realized and unrealized gain on investments and foreign currency transactions — net	.88	1.47	2.00	1.29	3.33	.94	1.56	2.11	1.33	3.45
Total from investment operations	.84	1.44	2.01	1.26	3.29	.99	1.64	2.21	1.41	3.52

Less dividends and distributions:
Investment income — net	(.02)	(.01)	(.01)	(.02)	—	(.05)	(.14)	(.10)	(.09)	(.04)
In excess of investment income — net	(.01)	—††	—	—	—	(.04)	(.01)	—	—	—
Realized gain on investments — net	(2.71)	(1.30)	(1.89)	(3.13)	(1.49)	(2.75)	(1.30)	(1.89)	(3.16)	(1.54)
Total dividends and distributions	(2.74)	(1.31)	(1.90)	(3.15)	(1.49)	(2.84)	(1.45)	(1.99)	(3.25)	(1.58)

Net asset value, end of year	$11.17	$13.07	$12.94	$12.83	$14.72	$12.01	$13.86	$13.67	$13.45	$15.29

Total Investment Return:*

Based on net asset value per share	6.90%	11.85%	22.95%	9.90%	28.39%	7.73%	12.77%	23.87%	10.70%	29.44%

Ratios to Average Net Assets:

Expenses	2.27%	2.24%	2.31%	2.27%	2.30%	1.49%	1.46%	1.52%	1.51%	1.52%

Investment income (loss) — net	(.39%)	(.24%)	.06%	(.19%)	(.27%)	.45%	.55%	.88%	.59%	.54%

Supplemental Data:

Net assets, end of year (in thousands)	$16,776	$11,570	$8,245	$11,316	$14,448	$119,272	$106,748	$84,479	$89,691	$85,409

Portfolio turnover	112.13%	95.11%	80.60%	81.20%	81.46%	112.13%	95.11%	80.60%	81.20%	81.46%

*	Total investment returns exclude the effects of sales charges.
†	Based on average shares outstanding.
††	Amount is less than $.01 per share.
MERRILL LYNCH FOCUS VALUE FUND, INC.	30

MERRILL LYNCH FOCUS VALUE FUND, INC.

For More Information [GRAPHIC OMITTED]

Shareholder Reports

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Advisor or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Advisor, other financial intermediary, or call the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Advisor, selected dealer, other financial intermediary or contact the Fund, at the telephone number or address indicated above, if you have any questions. Contact your Merrill Lynch Financial Advisor, selected dealer, other financial intermediary or contact the Fund, at the telephone number or address indicated above, if you have any questions.
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfosec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.
You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information contained in this Prospectus.
Investment Company Act file #811-3450
Code #10121-11-01
©Fund Asset Management, L.P.

Prospectus

Investment Managers

Merrill Lynch Focus Value Fund, Inc.

November 29, 2001

STATEMENT OF ADDITIONAL INFORMATION

Merrill Lynch Focus Value Fund, Inc.

      P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (609) 282-2800

      Merrill Lynch Focus Value Fund, Inc. (the "Fund") is a diversified open-end investment company seeking long term growth of capital. The Fund tries to achieve its objective by investing primarily in a diversified portfolio consisting of equity securities that the Fund's investment adviser believes are undervalued relative to its assessment of the current or prospective condition of the issuer. There can be no assurance that the investment objective of the Fund will be realized. For more information on the Fund's investment objectives and policies, see "Investment Objective and Policies."

      Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Shares."

      This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated November 29, 2001 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling 1-800-MER-FUND or by writing the Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 2001 annual report to shareholders. You may request a copy of the annual report, semiannual report or the Prospectus at no charge by calling 1-800-637-3863 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

Fund Asset Management — Investment Adviser
FAM Distributors, Inc. — Distributor

      The date of this Statement of Additional Information is November 29, 2001.

INVESTMENT OBJECTIVE AND POLICIES

      The investment objective of the Fund is to seek long term growth of capital. The Fund tries to achieve its objective by investing primarily in a diversified portfolio consisting of equity securities that the Fund's investment adviser, Fund Asset Management, L.P. (the "Investment Adviser" or "FAM"), believes are undervalued relative to its assessment of the current or prospective condition of the issuer. The Fund may invest in securities that are selling at a substantial discount to their intrinsic value, as measured by such factors as price-to-book ratio, price-to-earnings ratio and cash flow. The Fund may also invest in securities that are undervalued relative to prevailing market ratios. The Fund may invest in securities of companies or institutions that are experiencing poor operating conditions. Some of the characteristics of companies in which the Fund invests may include depressed earnings, special competition, product obsolescence, relatively low price-to-earnings and price-to-book ratios and stocks out of favor.

      The types of securities in which the Fund invests require active monitoring and may, at times, require participation in bankruptcy or reorganization proceedings by the Investment Adviser on behalf of the Fund. To the extent that the Investment Adviser becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Fund, however, will not make investments for the purpose of exercising day-to-day management of any issuer's affairs. The investment objective of the Fund is based upon the belief that the pricing mechanism of the securities markets lacks perfect efficiency so that the prices of securities of troubled issuers are often depressed to a greater extent than warranted by the condition of the issuer and that, while investment in such securities involves a high degree of risk, such investments offer the opportunity for significant capital gains. Current income is not necessarily a factor in the selection of investments. The investment objective of the Fund described in this paragraph is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). Reference is made to "How the Fund Invests" and "Investment Risks" in the Prospectus. The Fund is classified as a diversified fund under the Investment Company Act.

      Investment in securities of issuers in weak financial condition or experiencing poor operating results involves a high degree of financial and market risk that can result in substantial or at times even total losses. The Fund may invest in companies or institutions that have substantial capital needs or negative net worth, or that are involved in bankruptcy or reorganization proceedings. The Fund will also invest in companies whose earnings have been severely depressed by periods of unfavorable operating conditions. Among the problems involved in investments in troubled issuers is the fact that it frequently may be difficult to obtain information as to the condition of such issuers. The market prices of such securities are also subject to abrupt and erratic market movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected. It may take a number of years for the market price of such securities to reflect their intrinsic value.

      The Fund expects to invest in securities of issuers that are encountering a variety of financial or earnings problems and representing distinct types of risk. The Fund's investments in equity or fixed income securities of companies or institutions in weak financial condition may include issuers with substantial capital needs or negative net worth or issuers that are, have been or may become involved in bankruptcy or reorganization proceedings. Issuers experiencing poor operating results may include companies whose earnings have been severely depressed by periods of unfavorable operating conditions or which face special competitive or product obsolescence problems. Issuers with poor operating results will not necessarily be in weak financial condition.

      The Fund may invest in debt securities of any maturity. The Fund has established no rating criteria for the fixed income securities in which it invests and the fixed income securities in which it invests may not be rated at all for creditworthiness. The Fund may invest in fixed income securities rated Caa or lower by Moody's Investors Service, Inc. or CCC or lower by Standard & Poor's ("junk bonds"). Although junk bonds generally have a higher yield than debt securities with higher credit ratings, they are high risk investments that may not pay interest or return principal as scheduled. Junk bonds are generally less liquid and experience more price volatility than higher rated fixed income securities. Junk bonds may be issued by less creditworthy companies or by larger, highly leveraged companies, and are frequently issued in corporate restructurings such as mergers and leveraged buy-outs. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. Junk bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of junk bonds will be satisfied only after satisfaction of the claims of senior securityholders. In an effort to minimize the risk of issuer default or bankruptcy, the Fund diversifies its holdings among many issuers. However, there can be no assurance that diversification will protect the Fund from widespread defaults brought about by a sustained economic downturn. As a matter of operating policy, the Fund does not intend to invest in excess of 10% of the total asset value of the Fund at time of purchase in junk bonds.

      Junk bonds tend to be more volatile than higher-rated fixed income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher-rated fixed-income securities. Like higher-rated fixed-income securities, junk bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the junk bond market, which may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices the Fund receives for its junk bonds to be reduced, or the Fund may experience difficulty in liquidating a portion of its portfolio. Under such conditions, judgment may play a greater role in valuing certain of the Fund's securities than in the case of securities trading in a more liquid market.

      The Fund may also invest in fixed income securities issued by states, municipalities, local governments and their agencies and authorities whose interest is exempt from Federal income taxes. The Fund has established no rating criteria for such fixed income securities. The prices of such tax-exempt securities may be depressed for a variety of financial or political reasons, such as concern as to the fiscal integrity of the issuer and pending litigation or legislation that may affect future revenues of the issuer. Although the Fund may receive tax-exempt income on such securities, it is not anticipated that any portion of the dividends paid by the Fund will qualify for tax-exempt treatment by shareholders. The Fund will normally invest a portion of its investments in short-term debt securities and cash or cash equivalents (including repurchase agreements) when Fund management is unable to find attractive equity or long term debt securities or when Fund management believes it is advisable to reduce exposure to these markets temporarily. Investment in these securities may also be used to meet redemptions. Short term investments may limit the potential for an increase in the value of your shares or for the Fund to achieve its investment objective.

      The Investment Adviser is responsible for the management of the Fund's portfolio and makes portfolio decisions based upon its own research analysis supplemented by research information provided by other sources. The basic orientation of the Fund's investment policies is such that many of the portfolio securities may have less than favorable research ratings from research analysts. The Investment Adviser makes extensive use of investment research information provided by unaffiliated brokers and dealers and of the securities research and economic research facilities of Merrill Lynch. However, it may at times be difficult to obtain information with respect to the types of securities in which the Fund invests.

Risk Factors and Special Considerations

      Financial and Market Risks.    The Fund may invest in companies or institutions that have substantial capital needs or negative net worth or that are involved in bankruptcy or reorganization proceedings. The Fund may also invest in companies whose earnings have been severely depressed by periods of unfavorable operating conditions. Investments of this type involve a high degree of financial and market risks that can result in substantial or at times even total losses. Among the problems involved in investments in troubled issuers is the fact that it frequently may be difficult to obtain information as to the conditions of such issuers. The market prices of such securities are also subject to abrupt and erratic market movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected. It may take a number of years for the market price of such securities to reflect their intrinsic value.

      Disposition of Portfolio Securities.    It is anticipated that many of the portfolio securities of the Fund may not be widely traded, and that the Fund's position in such securities may be substantial in relation to the market for the securities. As a result, the Fund may experience time delays and incur costs and possible losses in connection with the sale of such securities. In addition, through service on creditors' committees or in other special situations the Fund may gain access to information which would preclude it from trading in particular portfolio securities. Accordingly, it would under certain circumstances be difficult for the Fund to meet redemptions. The Fund may, when management deems it appropriate, maintain a reserve in liquid assets which it considers adequate to meet anticipated redemptions. In addition, the Fund will have limited authority to borrow amounts up to 20% of its total assets as a temporary measure to meet redemptions. The shares of the Fund may be redeemed at any time at their next determined net asset value. See "Redemption of Shares." In light of the types of securities in which the Fund invests, the Fund is not an appropriate investment for investors seeking liquidity or short term profits.

      Risks of Investing in Foreign Securities.    The Fund may invest up to 10% of its total assets at the time of purchase in the equity and fixed income securities of foreign issuers. The Fund may also invest in debt securities issued or guaranteed by foreign government entities, commonly known as "sovereign debt securities."

      Sovereign Debt.    Investment in sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

      Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, the Fund may have few or no effective legal remedies for collecting on such debt.

Other Investment Policies, Practices and Risk Factors

      Writing of Covered Call Options.    The Fund may from time to time write, i.e., sell, covered call options on its portfolio securities and enter into closing purchase transactions with respect to certain of such options. A call option is considered covered where the writer of the option owns the underlying securities. By writing a covered call option, the Fund, in return for the premium income realized from the sale of the option, may give up the opportunity to profit from a price increase in the underlying security above the option exercise price. In addition, the Fund will not be able to sell the underlying security until the option expires, is exercised or the Fund effects a closing purchase transaction as described below. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. If the option expires unexercised, the Fund realizes a gain in the amount of the premium received for the option which may be offset by a decline in the market price of the underlying security during the option period. The Fund may not write covered options on underlying securities exceeding 10% of the value of its total assets.

      Options referred to herein may be options issued by The Options Clearing Corporation (the "Clearing Corporation") which are currently traded on the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange, the Pacific Stock Exchange, the New York Stock Exchange (the "NYSE") or the Midwest Stock Exchange. A call option gives the purchaser of an option the right to buy, and obligates the writer (seller) to sell, the underlying security at the exercise price during the option period. The option period normally ranges from three to nine months from the date the option is written. For writing an option, the Fund receives a premium, which is the price of such option on the exchange on which it is traded. The exercise price of the option may be below, equal to or above the current market value of the underlying security at the time the option is written.

      The writer may terminate its obligation prior to the expiration date of the option by executing a closing purchase transaction which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in ownership of an option. A closing purchase transaction ordinarily will be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received on the original option, in which case the Fund will have incurred a loss in the transaction. An option may be closed out only on an exchange which provides a secondary market for an option of the same series and there is no assurance that a secondary market will exist for any particular option. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period.

      Over-the-counter Options.    The Fund may engage in transactions in options on securities on over-the-counter ("OTC") markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk.

      Options traded in OTC markets involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

      Illiquid or Restricted Securities.    The Fund may invest up to 10% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

      The Fund may invest in securities that are "restricted securities". Restricted securities have contractual or legal restrictions on their resale and include "private placement" securities that the Fund may buy directly from the issuer. Restricted securities may be sold in private placement transactions between the issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities.

      144A Securities.    Notwithstanding the above limitations on Illiquid or Restricted Securities, the Fund may purchase, without limitation, restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board has determined to treat as liquid Rule 144A securities that are either freely tradeable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund's Board. The Board has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers may be uninterested in purchasing these securities.

      Securities Lending.    The Fund may lend securities with a value not exceeding 20% of its total assets to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, the Fund typically receives the income on both the loaned securities and the collateral and, as a result, the Fund's yield may increase. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral. The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") or its affiliates, and to retain an affiliate of the Fund as lending agent. See "Portfolio Transactions and Brokerage."

Suitability

       The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, the Investment Adviser and its affiliates. Because of its emphasis on securities involving a high degree of financial and market risks, the Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend upon, among other things, such investor's investment objectives and such investor's ability to accept the risks of investing in such speculative securities, including the risk of loss of principal.

Investment Restrictions

      The Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Under the fundamental investment restrictions, the Fund may not:

      1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Investment Company Act").
      2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).
      3. Make investments for the purpose of exercising control or management. (The Fund may, however, from time to time have a controlling interest in a particular issuer, be part of a group holding a controlling interest, or serve on a creditor's committee or otherwise participate in bankruptcy or reorganization proceedings).
      4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
      5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.
      6. Issue senior securities to the extent such issuance would violate applicable law.
      7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3 % of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.
      8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling portfolio securities.

      9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

      Under the non-fundamental investment restrictions, the Fund may not:

      a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section
      12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.
      b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."
      c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 10% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law.
      d. Notwithstanding fundamental investment restriction (7) above, borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares.

      The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC covered call options exceed 10% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

      The Board of Directors may draft guidelines and delegate to the Investment Adviser the daily function of monitoring the liquidity of restricted securities, including Rule 144A securities. The Board will, however, maintain sufficient oversight and be ultimately responsible for the determinations. The Board has determined that securities that are freely tradable in their primary market overseas should be deemed liquid.

      Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio

Transactions and Brokerage." Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

The Fund's investments will be limite in order to allow the Fund to qualify as a 'regulated investment company' for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Dividends and Taxes--." To qualify, among other requirements the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's roral assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Foreign government securities (unlike U.S. government securities) are not exempt from the diversification requirements of the Code and the securities of eacj foreign government issuer are considered to be obligations of a single issuer. These tax-related limitations may be changed by the Directors of the Fund to the extent necessary to comply with changes to the Federal tax requirements. The Fund is "diversified" under the Investment Company act and must satisfy the foregoing 5% and 10% requirements to 75% of its total assets.

Portfolio Turnover

      Portfolio Turnover.    Due to the fact that many of the securities in which the Fund invests are unlikely to show significant short term appreciation, it is anticipated that the portfolio turnover rate ordinarily will be low as measured by traditional standards; however, there may be periods when the portfolio turnover rate will be relatively high. The Fund pays brokerage commissions in connection with purchases and sales of portfolio securities. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sale or purchases of portfolio securities (exclusive of purchases or sales of U.S. Government securities and of all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in correspondingly greater brokerage commission expenses and may result in increased capital gain dividends or in ordinary income dividends of accrued market discount. See "Dividends and Taxes."

MANAGEMENT OF THE FUND

Directors and Officers

      The Directors of the Fund consist of five individuals, four of whom are not "interested persons" of the Fund as defined in the Investment Company Act (the "non-interested Directors"). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act. Information about the Directors, executive officers and the portfolio manager of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Director, executive officer and the portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.

      TERRY K. GLENN (61) — President and Director(1)(2) — Chairman (Americas Region) of Merrill Lynch Investment Managers, L.P. ("MLIM") since 2001; Executive Vice President of the Investment Adviser and MLIM (which terms as used herein include their corporate predecessors) since 1983; President of Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. ("FAMD") since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. since 1985.

      JOE GRILLS (66) — Director(2)(3) — P.O. Box 98, Rapidan, Virginia 22773. Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals ("CIEBA") since 1986; Member of CIEBA's Executive Committee since 1988 and its Chairman from 1991 to 1993; Assistant Treasurer of International Business Machines Corporation ("IBM") and Chief Investment Officer of IBM Retirement Funds from 1986 until 1993; Member of the Investment Advisory

Committee of the State of New York Common Retirement Fund since 1997; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke Management Company since 1992 and Vice Chairman since 1998; Director, LaSalle Street Fund from 1995 to 2001; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998; Director, Montpelier Foundation since 1998; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.

      ROBERT S. SALOMON, JR. (65) — Director(2)(3) — 106 Dolphin Cove Quay, Stamford, Connecticut 06902. Principal of STI Management (investment adviser) since 1994; Chairman and CEO of Salomon Brothers Asset Management from 1992 until 1995; Chairman of Salomon Brothers equity mutual funds from 1992 until 1995; regular columnist with Forbes magazine since 1992; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers from 1975 until 1991; Trustee, Commonfund from 1980 to 2001.

      MELVIN R. SEIDEN (71) — Director(2)(3) — 780 Third Avenue, 25th Floor, Suite 2502, New York, New York 10017. Director of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.

      STEPHEN B. SWENSRUD (68) — Director(2)(3) — 88 Broad Street, 2nd Floor, Boston, Massachusetts 02110. Chairman of Fernwood Advisors (investment adviser) since 1996; Principal, Fernwood Associates (financial consultant) since 1975; Chairman of RPP Corporation (manufacturing) since 1978; Director of International Mobile Communications, Inc. (telecommunications) since 1998.

      ROBERT C. DOLL, JR. (47) — Senior Vice President(1)(2) — President of the Investment Adviser and MLIM since 2001; Co-Head (Americas Region) of the Investment Adviser and MLIM from 2000 to 2001 and Senior Vice President thereof from 1999 to 2001; Director of Princeton Services; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

      ROBERT J. MARTORELLI (44) — Senior Vice President and Portfolio Manager(1)(2) — First Vice President of the Investment Adviser and MLIM since 1997; Vice President of MLIM from 1985 to 1987 and Portfolio Manager since 1987; Senior Security Analyst for First Investors Management Co., Inc. from 1983 to 1985; Senior Analyst for the National Association of Insurance Commissioners from 1981 to 1983.

      KEVIN M. RENDINO (35) — Senior Vice President and Co-Portfolio Manager(1)(2) — First Vice President of the Investment Adviser and MLIM since 1997; Vice President of MLIM from December 1993 to 1997; Senior Research Analyst of MLIM from 1990 to 1992; Corporate Analyst from 1988 to 1990.

      DONALD C. BURKE (41) — Vice President and Treasurer(1)(2) — First Vice President of the Investment Adviser and MLIM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of the Investment Adviser and MLIM from 1990 to 1997; Director of Taxation of the Investment Adviser and MLIM since 1990.

      ALLAN J. OSTER (38) — Secretary(1)(2) — Vice President (Legal Advisory) of MLIM since 2000; Attorney associated with the Investment Adviser and MLIM since 1999; Associate, Drinker Biddle & Reath LLP from 1996 to 1999; Senior Counsel, U.S. Securities and Exchange Commission from 1991 to 1996.

(1)	Interested person, as defined in the Investment Company Act, of the Fund.
(2)	Such Director or officer is a trustee, director or officer of certain other investment companies for which the Investment Adviser or MLIM acts as the investment adviser or manager.
(3)	Member of the Fund's Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.

      As of November 16, 2001, the Directors and officers of the Fund as a group (10 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Glenn, President and a Director and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of Merrill Lynch & Co. ("ML & Co.").

Compensation of Directors

      The Fund pays each non-interested Director a fee of $2,000 per year plus $500 per Board meeting attended. The Fund also compensates each member of the Audit and Nominating Committee (the "Committee"), which consists of the non-interested Directors, at a rate of $2,000 per year, plus $500 per Committee meeting attended. The Fund reimburses each non-interested Director for his out-of-pocket expenses relating to attendance at Board and Committee meetings.

      The following table shows the compensation earned by the non-interested Directors for the fiscal year ended July 31, 2001 and the aggregate compensation paid to them from all registered investment companies advised by the Investment Adviser and its affiliate, MLIM ("MLIM/ FAM-advised funds"), for the calendar year ended December 31, 2000.

Name	Position with Fund	Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Fund and Other MLIM/FAM- Advised Funds(1)
Joe Grills	Director	$8,000	None	None	$224,500
Robert S. Salomon, Jr.	Director	$8,000	None	None	$184,000
Melvin R. Seiden	Director	$8,000	None	None	$184,000
Stephen B. Swensrud	Director	$8,000	None	None	$280,233

(1)	The directors serve on the boards of MLIM/FAM-advised funds as follows: Joe Grills (20 registered investment companies consisting of 49 portfolios), Robert S. Salomon, Jr. (16 registered investment companies consisting of 36 portfolios), Melvin R. Seiden (16 registered investment companies consisting of 36 portfolios), Stephen B. Swensrud (42 registered investment companies consisting of 87 portfolios).

      Directors of the Fund may purchase Class A shares of the Fund at net asset value. See "Purchase of Shares — Initial Sales Charge Alternatives — Class A and Class D Shares — Reduced Initial Sales Charges — Purchase Privilege of Certain Persons."

Management and Advisory Arrangements

      Investment Advisory Services.    The Investment Adviser provides the Fund with investment advisory and management services. Subject to the supervision of the Directors, the Investment Adviser is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.

      Investment Advisory Fee.    The Fund has entered into a management agreement with the Investment Adviser (the "Investment Advisory Agreement"), pursuant to which the Investment Adviser receives for its services to the Fund monthly compensation at the annual rate of 1.00% of the average daily net assets of the Fund. As of October 10, 2001, the Investment Adviser has contractually agreed to waive 0.15% of its fee resulting in an annual fee equal to 0.85% of the average daily net assets of the Fund. For the fiscal year ended July 31, 2001 and the period prior to October 10, 2001, the Investment Adviser received a fee equal to 1.00% of average daily net assets. While the fee may be higher than that of many other mutual funds, the Fund believes it is justified by the high degree of care that must be given to the initial selection and continuous supervision of the types of securities in which the Fund invests. The table below sets forth information about the total management fees paid by the Fund to the Investment Adviser for the periods indicated.

Fiscal Year Ended July 31,	Investment Advisory Fee
2001	$4,726,046
2000	$5,422,317
1999	$5,392,315

      Sub-Advisory Fee.    The Investment Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Merrill Lynch Asset Management U.K., Limited, ("MLAM U.K.")

pursuant to which the Investment Adviser pays MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to the Fund in an amount to be determined from time to time by the Investment Adviser and MLAM U.K. but in no event in excess of the amount that the Investment Adviser actually receives for providing services to the Fund pursuant to the Investment Advisory Agreement. For the fiscal years ended July 31, 2001, 2000 and 1999, the Investment Adviser paid no fees to MLAM U.K. pursuant to this agreement.

      Payment of Fund Expenses.    The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of the Investment Adviser. The Fund pays all other expenses incurred in the operation of the Fund, including among other things: taxes, expenses for legal and auditing services, costs of preparing, printing and mailing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, except to the extent paid by the Distributor; charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of non-interested Directors; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund pays a fee for these services. In addition, the Fund reimburses the Investment Adviser for the cost of other accounting services. The Distributor will pay certain promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares — Distribution Plans."

      Organization of the Investment Adviser.    The Investment Adviser is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

      The following entities may be considered "controlling persons" of MLAM U.K.: Merrill Lynch Europe PLC (MLAM U.K.'s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

      Duration and Termination.    Unless earlier terminated as described herein, the Investment Advisory Agreement and Sub-Advisory Agreement will continue in effect for a period of two years from the date of execution and will remain in effect from year to year if approved annually (a) by the Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by vote of the shareholders of the Fund.

      Transfer Agency Services.    Financial Data Services, Inc. (the "Transfer Agent"), a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. For the fiscal year ended July 31, 2001, the Transfer Agent received a fee of $11.00 per Class A or Class D account and $14.00 per Class B or Class C account, a fee equal to 0.10% of account assets for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor ("Merrill Lynch MFASM") Program (the "MFA Program") and was entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge was assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. This fee schedule has been changed and the Fund currently pays between $16.00 and $20.00 for each Class A or Class D shareholder account and between $19.00 and $23.00 for each Class B or Class C shareholder account, depending on the level of services required. The Fund continues to reimburse the Transfer Agent's reasonable out-of-pocket expenses and to pay a fee equal to 0.10% of account assets for certain accounts that participate in the MFA Program but it no longer pays a transaction charge or closed account charge. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

      Accounting Services.    The Fund entered into an agreement with State Street effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services. Prior to January 1, 2001, the Investment Adviser provided accounting services to the Fund and was reimbursed by the Fund at its cost in connection with such services. The Investment Adviser continues to provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser for the cost of these services.

      The table below shows the amounts paid by the Fund to State Street and to the Investment Adviser for the periods indicated:

Fiscal Year Ended July 31,	Paid to State Street	Paid to the Investment Adviser
1999	N/A	$103,786
2000	N/A	$110,140
2001	$96,506†	$40,450

†	Represents payments pursuant to the agreement with State Street commencing January 1, 2001.

      Distribution Expenses.    The Fund has entered into four separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

Code of Ethics

      The Board of Directors of the Fund has approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund, the Investment Adviser, MLAM U.K. and the Distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

PURCHASE OF SHARES

      Reference is made to "Your Account — How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

      The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges ("CDSCs"), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services — Exchange Privilege."

      Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

      The Merrill Lynch Select PricingSM System is used by more than 50 registered investment companies advised by FAM or MLIM. Funds advised by FAM or MLIM that use the Merrill Lynch Select PricingSM System are referred to herein as "Select Pricing Funds."

      The Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., Eastern time) which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the NYSE on the day, such orders shall be deemed received on the next business day. Dealers have the responsibility of submitting purchase orders to the Fund not later than 30 minutes after the close of business on the NYSE in order to purchase shares at that days' offering price.

      The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor, the securities dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change. Certain selected securities dealers or other financial intermediaries may charge a processing fee to confirm a sale of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Purchases made directly through the Transfer Agent are not subject to the processing fee.

Initial Sales Charge Alternatives — Class A and Class D Shares

      Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on

Class B or Class C shares may exceed the initial sales charges and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Select Pricing Funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

      The term "purchase," as used in the prospectus and this statement of additional information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Eligible Class A Investors

      Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares in a shareholder account, including participants in the Merrill Lynch BlueprintSM Program, are entitled to purchase additional Class A shares of the Fund in that account. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by the Investment Adviser or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program or bank has $3 million or more initially invested in Select Pricing Funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLIM/FAM-advised investment companies. Certain persons who acquired shares of certain MLIM/FAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions are met. In addition, Class A shares of the Fund and certain other Select Pricing Funds are offered at net asset value to shareholders of certain MLIM/FAM-advised continuously offered closed-end funds who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds. See "Purchase of Shares — Closed-End Fund Reinvestment Options."

Class A and Class D Sales Charge Information

Class A Shares

For the Fiscal Year Ended July 31,	Gross Sales Charges Collected	Sales Charges Retained By Distributor	Sales Charges Paid To Merrill Lynch	CDSCs Received on Redemption of Load- Waived Shares
2001	$11,021	$635	$10,386	$0
2000	$12,259	$1,066	$11,171	$0
1999	$11,643	$864	$10,779	$0
Class D Shares

For the Fiscal Year Ended July 31,	Gross Sales Charges Collected	Sales Charges Retained By Distributor	Sales Charges Paid to Merrill Lynch	CDSDs Received on Redemption of Load- Waived Shares
2001	$50,687	$3,279	$47,408	$159
2000	$55,077	$3,216	$51,790	$43
1999	$10,563	$606	$9,957	$0

      The Distributor may reallow discounts to selected securities dealers and other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers and other financial intermediaries selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

      Reductions in or exemptions from the imposition of a sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.

      Reinvested Dividends.    No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends.

      Right of Accumulation.    Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of any other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer or other financial intermediary, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

      Letter of Intent.    Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Fund or any Select Pricing Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the further reduced percentage sales charge that would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charge on any previous purchase.

      The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund ("Summit"), a series of Financial Institutions Series Trust, into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

      Merrill Lynch BlueprintSM Program.    Class D shares of the Fund are offered to participants in the Merrill Lynch BlueprintSM Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, from $300.01 to $5,000 at 3.25% plus $3.00, and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A or Class D shares of the Fund are offered at net asset value plus a sales charge of .50% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other Class A or Class D share investors.

      Class A and Class D shares are offered at net asset value to participants in Blueprint through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer-sponsored retirement and savings plans whose trustee and/or plan sponsor has entered into the IRA Rollover Program.

      Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

      TMASM Managed Trusts.    Class A shares are offered at net asset value to TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

      Employee AccessSM Accounts.    Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee AccessSM Accounts available through authorized employers. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

      Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements.    Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at 1-800-237-7777.

      Purchase Privilege of Certain Persons.    Directors of the Fund, members of the Boards of other MLIM/FAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLIM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund's suitability standards.

      Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Financial Advisor who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Advisor's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and, second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

      Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Advisor and that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice") if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of Class D shares must be made within 90 days after such notice.

      Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Advisor and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

      Acquisition of Certain Investment Companies.    Class D shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

      Purchases Through Certain Financial Intermediaries.    Reduced sales charges may be applicable for purchases of Class A or Class D shares of the Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Investment Adviser from time to time.

Deferred Sales Charge Alternatives — Class B and Class C Shares

      Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

      Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

      The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See "Pricing of Shares — Determination of Net Asset Value" below.

Contingent Deferred Sales Charges — Class B Shares

      Class B shares that are redeemed within six years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over six years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the six-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

      The following table sets forth the Class B CDSC:

Year Since Purchase Payment Made†	CDSC as a Percentage of Dollar Amount Subject to Charge

0-1	4.0%

1-2	4.0%

2-3	3.0%

3-4	3.0%

4-5	2.0%

5-6	1.0%

6 and thereafter	None

†	For Class B shares of the Fund purchased before June 1, 2001, the four-year CDSC schedule in effect at that time will apply.

      To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because they were issued through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the third year after purchase).

      The Class B CDSC may be waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Code) of a shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability or, if later, reasonably promptly following completion of probate. The Class B CDSC also may be waived on redemptions of shares by certain eligible 401(a) and 401(k) plans. The CDSC may also be waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC may also be waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLIM Private Portfolio Group and held in such account at the time of redemption. The Class B CDSC may also be waived or its terms may be modified in connection with certain fee-based programs. The Class B CDSC may also be waived in connection with involuntary termination of an account in which Fund shares are held or for withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See "Shareholder Services — Fee-Based Programs" and " — Systematic Withdrawal Plan."

      Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements.    Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class B shares with a waiver of the CDSC upon redemption, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any Select Pricing Fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at 1-800-237-7777.

      Merrill Lynch BlueprintSM Program.    Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other investors in Class B shares. Orders for purchases and redemptions of Class B shares of the Fund will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of the Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

      Conversion of Class B Shares to Class D Shares.    After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of the average daily net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

      In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

      In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income Select Pricing Funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See "Shareholder Services — Fee-Based Programs."

      Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services — Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

      Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

Contingent Deferred Sales Charges — Class C Shares

      Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See "Shareholder Services — Systematic Withdrawal Plan."

Class B and Class C Sales Charge Information

Class B Shares*

For the Fiscal Year Ended July 31,	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch
2001	$66,234	$66,234
2000	$81,926	$81,926
1999	$194,715	$194,715

*	Additional Class B CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.
Class C Shares

For the Fiscal Year Ended July 31,	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch
2001	$4,760	$4,760
2000	$4,349	$4,349
1999	$2,271	$2,271

      Merrill Lynch compensates its Financial Advisors for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers or others (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See "Distribution Plans" below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the National Association of Securities Dealers, Inc. ("NASD") asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below.

Closed-End Fund Reinvestment Option

      Class A shares of the Fund and certain other Select Pricing Funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by FAM or MLIM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select PricingSM System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other Select Pricing Funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

      Shareholders of certain MLIM/FAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund, shareholders of Merrill Lynch Senior Floating Rate Fund II, Inc. will receive Class C shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met.

      In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day. The Class C CDSC may be waived upon redemption of Class C shares purchased by an investor pursuant to this closed-end fund investment option. Such waiver is subject to the requirement that the tendered shares shall have been held by the investor for a minimum of one year and to such other conditions as are set forth in the prospectus for the related closed-end fund.

Distribution Plans

      Reference is made to "Key Facts — Fees and Expenses" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

      The Distribution Plans for each of the Class B, Class C and Class D shares provides that the Fund pay the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor, Merrill Lynch, a selected securities dealers or other financial intermediaries (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class B, Class C and Class D shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan).

      The Distribution Plans for Class B and Class C shares each provides that the Fund also pay the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor, Merrill Lynch, selected securities dealers or other financial intermediaries (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Fund, including payments to financial advisors or other financial intermediaries for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through selected securities dealers and other financial intermediaries without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial advisors, selected securities dealers and other financial intermediaries in connection with the sale of the Class B and Class C shares.

      The Fund's Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Directors shall be committed to the discretion of the non-interested Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Directors, including a majority of the non-interested Directors who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

      Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration quarterly and, in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans, annually. Distribution-related revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues. Distribution-related expenses consist of financial advisor compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial advisor compensation.

      As of July 31, 2001, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $21,408,417 (16.17% of Class B net assets at that date). As of July 31, 2001, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $523,167 (3.12% of Class C net assets at that date).

      For the fiscal year ended July 31, 2001, the Fund paid the Distributor $1,463,975 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $146.4 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended July 31, 2001, the Fund paid the Distributor $128,368 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $12.8 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended July 31, 2001, the Fund paid the Distributor $278,376 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $111.4 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

Limitations on the Payment of Deferred Sales Charges

      The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

      The following table sets forth comparative information as of July 31, 2001 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor's voluntary maximum.

	Data Calculated as of July 31, 2001

	(in thousands)

	Eligible Gross Sales(1)	Allowable Aggregate Sales Charges(2)	Allowable Interest on Unpaid Balance(3)	Maximum Amount Payable	Amounts Previously Paid to Distributor(4)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(5)

Class B Shares for the period October 21, 1988 (commencement of operations) to July 31, 2001

Under NASD Rule as Adopted	$598,149	$37,087	$19,310	$56,397	$24,895	$31,502	$993

Under Distributor's Voluntary Waiver	$598,149	$37,384	$2,991	$40,375	$24,895	$15,480	$993

Class C Shares, for the period October 21, 1994 (commencement of operations) to July 31, 2001

Under NASD Rule as Adopted	$33,698	$2,087	$791	$2,878	$623	$2,255	$126

(1)	Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2)	Includes amounts attributable to exchanges from Summit which are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the "redeemed fund"). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.
(3)	Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(4)	Consist of CDSC payments, distribution fee payments and accruals. See "Key Facts — Fees and Expenses" in the Prospectus. [Of the distribution fee payments made with respect to Class B shares prior to July 7, 1993 under the distribution plan in effect at that time, at a 1.0% rate, 0.75% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See "What are the Fund's fees and expenses?" in the Prospectus.] This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the MFA Program. The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.
(5)	Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).

REDEMPTION OF SHARES

      Reference is made to "Your Account — How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

      The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

      The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the New York Stock Exchange (the "NYSE") is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

      The value of shares at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

      The Fund has entered into a joint committed line of credit with other investment companies advised by the Investment Adviser and its affiliates and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

Redemption

      A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption request may require a guarantee by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the "Exchange Act"), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent's register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent's register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies With Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

      A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client's bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address on the account has changed within the last 30 days or share certificates have been issued on the account.

      Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

      For shareholders redeeming directly with the Transfer Agent, payments will generally be mailed within seven days of receipt of a proper notice of redemption.

      At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which will usually not exceed 10 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

Repurchase

      The Fund also will repurchase Fund shares through a selected securities dealer or other financial intermediary. The Fund normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the selected securities dealer or other financial intermediary prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such selected securities dealer or other financial intermediary not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day's closing price.

      The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch, another selected securities dealer or other financial intermediary may charge its customers a processing fee (Merrill Lynch currently charges $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent on accounts held at the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem Fund shares as set forth above.

Reinstatement Privilege — Class A and Class D Shares

      Shareholders who have redeemed their Class A or Class D shares of the Fund have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

PRICING OF SHARES

Determination of Net Asset Value

      Reference is made to "Your Account — How Shares are Priced" in the Prospectus.

      The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser and Distributor are accrued daily.

      The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

      Portfolio securities of the Fund that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Directors as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are generally valued at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. Securities and assets for which market quotations are not readily available are stated at fair value as determined in good faith by or under the direction of the Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

      The Fund may, to the extent permitted by its investment restrictions, have positions in portfolio securities for which market quotations are not readily available. It may be difficult to determine precisely the fair market value for such investments and there may be a range of values which are reasonable at any particular time. Determination of fair value in such instances will be based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

      Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such periods, then these securities will be valued at their fair value as determined in good faith by the Board of Directors of the Fund.

Computation of Offering Price Per Share

      An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets and number of shares outstanding on July 31, 2001 is set forth below.

	Class A	Class B	Class C	Class D
Net Assets	$192,820,496	$132,202,091	$16,776,012	$119,271,876
Number of Shares Outstanding	16,010,414	11,636,881	1,502,109	9,928,505
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$12.04	$11.36	$11.17	$12.01
Sales Charge (for Class A and Class D shares: 5.25% of offering price; 5.54% of net asset value per share)*	.67	**	**	.67
Offering Price	$12.71	$11.36	$11.17	$12.68

*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares — Deferred Sales Charge Alternatives — Class B and Class C Shares" herein.

PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Investment Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While the Investment Adviser generally seeks reasonably competitive trade execution costs, the Fund does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and its clients, including the Fund. In return for such services the Investment Adviser may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that the commission is reasonable in relation to the services provided.

      Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, such as the Investment Adviser, under certain circumstances, to cause an account to pay a broker a commission for effecting a transaction that exceeds the amount of commission another broker would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). The Investment Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

      To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation of investments. Examples of research-oriented services for which the Investment Adviser might use Fund commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel or personnel principally responsible for the

Investment Adviser's individually managed portfolios is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Fund to the Investment Adviser are not reduced as a result of the Investment Adviser's receipt of research services.

      In some cases the Investment Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Investment Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Investment Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Investment Adviser faces a potential conflict of interest, but the Investment Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

      From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Investment Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

      In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Directors of the Fund and subject to best execution, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Fund.

      In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Directors of the Fund, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Fund.

      The Fund anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

      Information about the brokerage commissions paid by the Fund, including commissions paid to Merrill Lynch, is set forth in the following table:

Fiscal Year Ended July 31,	Aggregate Brokerage Commissions Paid	Commissions Paid to Merrill Lynch

2001	$1,798,518	$203,663
2000	$1,543,784	$181,830
1999	$1,741,171	$108,297

      For the fiscal year ended July 31, 2001, the brokerage commissions paid to Merrill Lynch represented 11.32% of the aggregate brokerage commissions paid and involved 12.00% of the Fund's dollar amount of transactions involving payment of brokerage commissions during the year.

      The Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Directors of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

      Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

      The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Investment Adviser as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. That entity may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by that entity or in registered money market funds advised by the Investment Adviser or its affiliates.

      Section 11(a) of the Exchange Act generally prohibits members of the United States national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

      The Board of Directors of the Fund has considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund to the Investment Adviser. After considering all factors deemed relevant, the Board of Directors made a determination not to seek such recapture. The Board will reconsider this matter from time to time.

      Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate acts as manager transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

SHAREHOLDER SERVICES

      The Fund offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, by calling the telephone number on the cover page hereof, or from the Distributor, Merrill Lynch, a selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors and certain of these services are not available to investors who place orders for the Fund's shares through the Merrill Lynch BlueprintSM Program.

Investment Account

      Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will also receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. A shareholder may also maintain an account through Merrill Lynch, a selected securities dealer or other financial intermediary. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically at the Transfer Agent.

      Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

      Shareholders may transfer their Fund shares from Merrill Lynch, a selected securities dealer or other financial intermediary to another securities dealer or other financial intermediary that has entered into a selected dealer agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer or other financial intermediary that has not entered into a selected dealer agreement with Merrill Lynch, the shareholder must either (i) redeem his or her shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new securities dealer to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer for the benefit of the shareholder whether the securities dealer has entered into a selected dealer agreement or not.

      Shareholders considering transferring a tax-deferred retirement account, such as an individual retirement account, from Merrill Lynch to another securities dealer or other financial intermediary should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares, paying any applicable CDSC, so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

Exchange Privilege

      U.S. shareholders of each class of shares of the Fund have an exchange privilege with other Select Pricing Funds and Summit, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

      Exchanges of Class A and Class D Shares.    Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class D shares are exchangeable with shares of the same class of other Select Pricing Funds.

      Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of other Select Pricing Funds or for Class A shares of Summit ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares, respectively, of the other funds with a reduced sales charge or without a sales charge.

      Exchanges of Class B and Class C Shares.    Certain Select Pricing Funds with Class B or Class C shares outstanding ("outstanding Class B or Class C shares") offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of certain other Select Pricing Funds or for Class B shares of Summit ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the Fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Small Cap Value Fund, Inc. ("Small Cap Value Fund") after having held the Fund's Class B shares for two and a half years. The 3% CDSC that generally would apply to a redemption would not apply to the exchange. Four years later the investor may decide to redeem the Class B shares of Small Cap Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of the Fund Class B shares to the four-year holding period for the Small Cap Value Fund Class B shares, the investor will be deemed to have held the Small Cap Value Fund Class B shares for more than six years. Class B shares of the Fund and certain other Select Pricing Funds purchased prior to June 1, 2001 are subject to the four-year CDSC schedule in effect at that time. This four-year CDSC schedule will also apply to Class B shares received in exchange for such shares.

      Exchanges for Shares of a Money Market Fund.    Class A and Class D shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit.

Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Advisor for further information.

      Prior to October 12, 1998, exchanges from the Fund and other Select Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who exchanged Select Pricing Fund shares for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for the money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares of the Fund received in exchange for such money market fund shares will be aggregated with the holding period for the fund shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

      Exchanges by Participants in the MFA Program.    The exchange privilege is modified with respect to certain retirement plans which participate in the MFA Program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA Program, i.e., no CDSC will apply. The one-year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA Program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Fund's exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA Program. First, the initial allocation of assets is made under the MFA Program. Then, any subsequent exchange under the MFA Program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA Program.

      Exercise of the Exchange Privilege.    To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Advisor, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other Select Pricing Funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers or other financial intermediaries. The Fund reserves the right to require a properly completed Exchange Application.

      Telephone exchange requests are also available in accounts held with the Transfer Agent for amounts up to $50,000. To request an exchange from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be from the shareholder of record. Before telephone requests will be honored, signature approval from all shareholders of record requesting an exchange must be obtained. The shares being exchanged must have been held for at least 15 days. Telephone requests for an exchange will not be honored in the following situations: the accountholder is deceased, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced or the address on the account has changed within the last 30 days. Telephone exchanges may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

      This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

      Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at 1-800-MER-FUND or 1-800-637-3863.

Retirement and Education Savings Plans

      Individual retirement accounts and other retirement and education savings plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. There may be fees associated with investing through these plans. Information with respect to these plans is available on request from Merrill Lynch.

      Dividends received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans and, in the case of Roth IRAs and education savings plans, may be exempt from taxation when distributed, as well. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

Automatic Investment Plans

      A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor) or Class B, Class C or Class D shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan. Under the Automatic Investment Plan, the Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits. For investors who buy shares of the Fund through Blueprint, no minimum charge to the investor's bank account is required. Alternatively, an investor that maintains a CMA® or CBA® Account may arrange to have periodic investments made in the Fund in amounts of $100 ($1 or more for retirement accounts) or more through the CMA® or CBA® Automated Investment Program.

Automatic Dividend Reinvestment Plan

      Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund determined after the close of business on the NYSE on the monthly payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

      Shareholders may, at any time elect to have subsequent dividends paid in cash, rather than reinvested in shares of the Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). If the shareholder's account is maintained with the Transfer Agent, he or she may contact the Transfer Agent in writing or by telephone (1-800-MER-FUND). For other accounts, the shareholder should contact his or her Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary. Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder's bank account.

Systematic Withdrawal Plan

      A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

      At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. Redemptions will be made at net asset value as determined as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder's systematic withdrawal plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

      With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares — Deferred Sales Charge Alternatives — Class B and Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will be applied thereafter to Class D shares if the shareholder so elects. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Merrill Lynch Financial Advisor.

      Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors that maintain a systematic withdrawal plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

      Alternatively, a shareholder whose shares are held within a CMA® or CBA® or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA® or CBA® Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA® or CBA® Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA® or CBA® Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Advisor.

DIVIDENDS AND TAXES

Dividends

      The Fund intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income are paid at least annually. All net realized capital gains, if any, will be distributed to the Fund's shareholders at least annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, the Fund has net income from certain foreign currency transactions, such income will be distributed at least annually.

      For information concerning the manner in which dividends may be reinvested automatically in shares of the Fund, see "Shareholder Services — Automatic Dividend Reinvestment Plan." A shareholder may also elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on Class B and C shares will be lower than the per share dividends on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends on Class D shares will be lower than the per share dividends on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Pricing of Share — Determination of Net Asset Value."

Taxes

      The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

      The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

      Dividends paid by the Fund from its ordinary income or from an excess of net short term capital gains over net long term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long term capital gains over net short term capital losses (including gains or losses from certain transactions in options) ("capital gain dividends") are taxable to shareholders as long term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amount of any capital gain dividends as well as any amount of capital gain dividends in the different categories of capital gain referred to above.

      Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

      No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

      If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

      A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

      Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

      Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

      The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("junk bonds"), as previously described. Some of these junk bonds may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such junk bonds may be treated as dividends for Federal income tax purposes; in such case, if the issuer of such junk bonds is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.

Tax Treatment of Options Transactions

      The Fund may write covered call options with respect to securities that it holds in its portfolio and enter into closing transactions with respect to certain of such options. In general, unless an election is available to the Fund or an exception applies, such options that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

      Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in options. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options contracts.

Special Rules for Certain Foreign Currency Transactions

      In general, gains from "foreign currencies" and from foreign currency options relating to investments in stocks, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options will be valued for purposes of the RIC diversification requirements applicable to the Fund.

      Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than in taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

      Ordinary income and capital gain dividends may also be subject to state and local taxes.

      Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

      Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

PERFORMANCE DATA

      From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

      Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

      The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

      Set forth below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

	Class A Shares	Class B Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charges)
One Year Ended July 31, 2001	2.33%	3.48%
Five Years Ended July 31, 2001	15.64%	15.52%
Ten Years Ended July 31, 2001	14.83%	14.28%
	Class C Shares	Class D Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charges)
One Year Ended July 31, 2001	6.05%	2.07%
Five Years Ended July 31, 2001	15.71%	15.36%
Inception (October 21, 1994) to July 31, 2001	13.70%	13.69%

      Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

      In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares," the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC, and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.

      On occasion, the Fund may compare its performance to various indices including the Standard & Poor's 500 Index, the Dow Jones Industrial Average, or to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar"), CDA Investment Technology, Inc., Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, from time to time, the Fund may include its Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature.

      The Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund's portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund's performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

GENERAL INFORMATION

Description of Shares

      The Fund was incorporated under Maryland law on April 15, 1982. It has an authorized capital of 300,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A and Class C each consist of 50,000,000 shares, and Class B and Class D each consist of 100,000,000 shares. Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Fund has received an order from the Commission permitting the issuance and sale of multiple classes of Common Stock. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

      Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act of 1940 does not require shareholders to act on any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Generally under Maryland law, a meeting of shareholders may be called for any purpose on the written request of the holders of at least 25% of the outstanding shares of the Fund. Also, the by-laws of the Fund require that a special meeting of shareholders be held on the written request of at least 10% of the outstanding shares of the Fund entitled to vote at the meeting. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive or conversion rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share of Class A, Class B, Class C and Class D Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates will be issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case.

      The Fund may in the future invest all of its assets in another mutual fund that has the same investment objective and fundamental policies as the Fund. All portfolio investments would then be made at the level of the underlying mutual fund and the Fund's investment results would correspond directly to that fund's investment results. This type of mutual fund structure is sometimes referred to as a "master/feeder" structure. If other entities also invest in the underlying fund, this could enable the Fund to realize economies of scale by investing through an entity with more assets (the underlying fund). However, there are additional costs involved in operating a "master/feeder" structure. If these additional costs are not offset as a result of economies of scale, it is possible that the Fund's expenses would increase rather than decrease if it converts to this structure. The Directors of the Fund have the authority to make the change to a "master/feeder" structure without first holding a vote of the Fund's shareholders if they believe it is in the best interests of the Fund to do so.

Independent Auditors

      Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1008, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the non-interested Directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

Accounting Services Provider

     State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Fund.

Custodian

      The Chase Manhattan Bank (the "Custodian"), Global Securities Services, 4 Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245, acts as the custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized, among other things, to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside of the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

Transfer Agent

      Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Your Account — How to Buy, Sell, Transfer and Exchange Shares — Through the Transfer Agent" in the Prospectus.

Legal Counsel

      Sidley Austin Brown & Wood LLP, 875 Third Avenue, New York, New York 10022, is counsel for the Fund.

Reports to Shareholders

      The fiscal year of the Fund ends on July 31 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An Annual Report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends.

Shareholder Inquiries

      Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

      The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

      Under a separate agreement, ML & Co. has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted ML & Co. under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.

      To the knowledge of the Fund, the following persons or entities owned beneficially or of record 5% or more of a class of the Fund's shares as of November 16, 2001:

Name	Address	Percentage and Class

MERRILL LYNCH TRUST COMPANY (1) TRUSTEE FBO ALFA-LAVAL, INC. EMPLOYEE SVGS. AND PROTECTION ATTN: EAST REGION	800 Scudders Mill Road Plainsboro, NJ 08536	5.6% Class A
MERRILL LYNCH TRUST COMPANY (1) TRUSTEE FBO MLSIP INVESTMENT ACCOUNT	800 Scudders Mill Road Plainsboro, NJ 08536	8.4% of Class A
Merrill Lynch Trust Co. (1)	800 Scudders Mill Road Plainsboro, NJ 08536	36.2% of Class A

(1) Represents ownership by pension, 401(k) or similar retirement plans. Merrill Lynch Trust Company is the record owner only. The underlying plan participants have the authority to vote and to dispose of the shares. To the knowledge of the Funds, no underlying plan participant is the beneficial owner of 5% or more of any class of shares of the Funds.

FINANCIAL STATEMENTS

      The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 2001 Annual Report to shareholders. You may request a copy of the Annual Report at no charge by calling 1-800-637-3863 between 8:00 a.m. and 8:00 p.m. Eastern Time on any business day.

APPENDIX

DESCRIPTION OF LONG TERM OBLIGATION RATINGS

      Description of Long-Term Debt Ratings of Moody's Investors Service, Inc.:

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.
A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa	Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its rating category.

Description of Long-Term Issue Credit Ratings of Standard & Poor's ("S&P"):

AAA	An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment is extremely strong.
AA	An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment is very strong.
A	An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB	An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B	An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC	An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC	An obligation rated CC is currently highly vulnerable to nonpayment.
C	The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are continued.
Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
CI	The rating CI is reserved for income bonds on which no interest is being paid.
D	An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

      Plus (+) or minus (-): The ratings from AAA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c	The letter c indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.
L	The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.
p	The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project.
This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.
N.R.	Not rated.

      Obligations of issuers outside the United States and its territories are rated on the same basis as domestic long term and short term issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

      Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Code #10242-11-01